UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust – Schwab U.S. REIT ETF
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Strategic Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: May 31, 2013

Item 1. Schedule of Investments.

Schwab Strategic Trust
Schwab U.S. REIT ETF™

Portfolio Holdings as of May 31, 2013 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

			Cost	Value
Holdings by Category			($)	($)

99.9%		Common Stock	549,355,051	584,807,919
0.1%		Other Investment Companies	381,427	381,799

100.0%		Total Investments	549,736,478	585,189,718
(0	.0)%	Other Assets and Liabilities, Net		(101,037)

100.0%		Net Assets		585,088,681

	Number	Value
Security	of Shares	($)

Common Stock 99.9% of net assets

Diversified REITs 6.4%
Cousins Properties, Inc.	131,317	1,355,192
Duke Realty Corp.	415,127	6,878,654
First Potomac Realty Trust	74,701	1,021,910
Liberty Property Trust	156,293	6,342,370
PS Business Parks, Inc.	23,382	1,784,280
Vornado Realty Trust	219,912	17,581,964
Washington REIT	86,852	2,416,223

		37,380,593

Industrial REITs 5.6%
DCT Industrial Trust, Inc.	366,775	2,706,799
EastGroup Properties, Inc.	39,187	2,303,020
First Industrial Realty Trust, Inc.	127,140	2,147,395
ProLogis, Inc.	641,152	25,838,426

		32,995,640

Office REITs 14.7%
Alexandria Real Estate Equities, Inc.	91,745	6,284,533
BioMed Realty Trust, Inc.	238,167	4,984,835
Boston Properties, Inc.	196,699	20,964,179
Brandywine Realty Trust	196,775	2,786,334
CommonWealth REIT	154,805	3,164,214
Corporate Office Properties Trust	112,135	2,986,155
Digital Realty Trust, Inc.	162,150	9,876,557
Douglas Emmett, Inc.	171,781	4,378,698
DuPont Fabros Technology, Inc.	86,602	2,098,366
Franklin Street Properties Corp.	106,743	1,453,840
Highwoods Properties, Inc.	105,419	3,839,360
Kilroy Realty Corp.	97,914	5,180,630
Mack-Cali Realty Corp.	109,358	2,897,987
Parkway Properties, Inc.	53,991	927,565
Piedmont Office Realty Trust, Inc., Class A	219,603	4,170,261
SL Green Realty Corp.	118,425	10,300,606

		86,294,120

Residential REITs 18.0%
American Campus Communities, Inc.	136,851	5,587,626
Apartment Investment & Management Co., Class A	190,741	5,771,823
AvalonBay Communities, Inc.	157,701	20,920,615
BRE Properties, Inc.	99,603	4,979,154
Camden Property Trust	109,593	7,589,315
Colonial Properties Trust	108,672	2,402,738
Education Realty Trust, Inc.	147,886	1,546,888
Equity Lifestyle Properties, Inc.	49,948	3,854,487
Equity Residential	415,528	23,498,108
Essex Property Trust, Inc.	49,652	7,802,315
Home Properties, Inc.	67,565	4,105,925
Mid-America Apartment Communities, Inc.	55,349	3,762,072
Post Properties, Inc.	71,599	3,422,432
Sun Communities, Inc.	41,671	2,082,300
UDR, Inc.	323,560	7,885,157

		105,210,955

Retail REITs 26.7%
Acadia Realty Trust	70,026	1,815,074
CBL & Associates Properties, Inc.	210,907	4,848,752
Cedar Realty Trust, Inc.	73,185	420,814
DDR Corp.	317,686	5,546,797
Equity One, Inc.	80,808	1,885,251
Federal Realty Investment Trust	84,260	9,079,015
General Growth Properties, Inc.	584,281	11,995,289
Glimcher Realty Trust	185,676	2,168,696
Inland Real Estate Corp.	103,193	1,059,792
Kimco Realty Corp.	529,062	11,718,723
Kite Realty Group Trust	107,046	649,769
Pennsylvania REIT	84,252	1,675,772
Ramco-Gershenson Properties Trust	76,767	1,198,333
Regency Centers Corp.	118,185	6,098,346
Rouse Properties, Inc.	29,479	592,823
Saul Centers, Inc.	16,478	738,050
Simon Property Group, Inc.	407,479	67,820,805
Tanger Factory Outlet Centers	123,019	4,241,695
Taubman Centers, Inc.	81,741	6,586,690
The Macerich Co.	178,512	11,587,214
Weingarten Realty Investors	146,145	4,659,102

		156,386,802

Specialized REITs 28.5%
Ashford Hospitality Trust	81,079	1,071,054
CubeSmart	158,715	2,483,890
DiamondRock Hospitality Co.	255,756	2,432,240
Extra Space Storage, Inc.	134,704	5,642,750
FelCor Lodging Trust, Inc. *	144,589	890,668
HCP, Inc.	588,304	27,873,843
Health Care REIT, Inc.	365,111	24,838,501
Healthcare Realty Trust, Inc.	116,264	3,093,785

 Schwab U.S. REIT ETF

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
Hersha Hospitality Trust	226,265	1,294,236
Hospitality Properties Trust	178,428	5,206,529
Host Hotels & Resorts, Inc.	941,710	16,753,021
LaSalle Hotel Properties	124,873	3,296,647
LTC Properties, Inc.	44,982	1,871,701
Pebblebrook Hotel Trust	80,240	2,105,498
Public Storage	187,596	28,477,073
Senior Housing Properties Trust	242,720	6,274,312
Sovran Self Storage, Inc.	39,807	2,582,280
Sunstone Hotel Investors, Inc. *	207,649	2,504,247
Universal Health Realty Income Trust	16,512	745,847
Ventas, Inc.	379,735	27,101,687

		166,539,809

Total Common Stock
(Cost $549,355,051)		584,807,919

Other Investment Companies 0.1% of net assets

Equity Fund 0.0%
SPDR Dow Jones REIT ETF	100	7,792

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund	374,007	374,007

Total Other Investment Companies
(Cost $381,427)		381,799

End of Investments

At 05/31/13, the tax basis cost of the fund’s investments was $550,103,732 and the unrealized appreciation and depreciation were $40,834,699 and ($5,748,713), respectively, with a net unrealized appreciation of $35,085,986.

*	Non-income producing security.

ETF —	Exchange Traded Fund
REIT —	Real Estate Investment Trust

Under procedures approved by the fund’s Board of Trustees (the “Board”), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

 Schwab U.S. REIT ETF

Portfolio Holdings (Unaudited) continued

•	Underlying funds: Mutual funds are valued at their respective net asset values. Exchange traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of May 31, 2013:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total[2]

Common Stock[1]	$584,807,919	$—	$—	$584,807,919
Other Investment Companies[1]	381,799	—	—	381,799

Total	$585,189,718	$—	$—	$585,189,718

[1]	As categorized in Portfolio Holdings.
[2]	The fund had no Other Financial Instruments.

 Schwab U.S. REIT ETF

Portfolio Holdings (Unaudited) continued

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended May 31, 2013.

REG66362MAY13

Item 2. Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	July 25, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	July 25, 2013

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	July 25, 2013